UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 9, 2014

                            GOLDEN DRAGON HOLDING CO.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-27055                27-4635140
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  (State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                    Number)         Identification Number)


                       7609 RALSTON ROAD, ARVADA, CO 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 552-2272
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               Registrant's telephone number, including area code


           2460 WEST 26TH AVENUE, SUITE 380-C, DENVER, COLORADO 80211
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
--------------------------------------------------

On May 9, 2014, the Company sold 9,000,000 shares of common stock for $296,000 to CannaPharmaRX, Inc. without registering the securities under the Securities Act of 1933.

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by us of the unregistered securities listed above were made by us in reliance upon Rule 506 of Regulation D. The entity listed above that purchased the unregistered securities has management that are all sophisticated investors. Purchaser was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with the purchase. Purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All certificates or agreements representing such securities that were issued shall contain restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Purchaser made written representation of investment intent and Purchaser was capable of evaluating the merits and risks of the prospective investment, and the Company reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within the description of a sophisticated investor.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
-------------------------------------------

On May 9, 2014, David J. Cutler ("Cutler") entered into a Share Purchase Agreement with CannaPharmaRX, Inc. ("CannaPharmaRX"). Prior to entering into the Share Purchase Agreement, Cutler was a majority shareholder of Golden Dragon Holding Co. ("the Company").

In exchange for cash of $54,000, Cutler sold 1,421,120 shares of the Company's restricted common stock to CannaPharmaRX, Inc. CannaPharmaRX, Inc. conducted a private placement to raise capital and the funds to purchase the Cutler shares were obtained from such placement. CannaPharmaRX also purchased 9,000,000 shares of common stock for $296,000 in order to pay the Company's payables and expenses of closing. As a result of the Share Purchases, CannaPharmaRX has become the majority shareholder of the Company, as discussed below.

As a result of the Share Purchase Agreement completed on May 9, 2014, there was a resulting change in the ownership structure of the Company. Prior to the Agreement, Cutler owned 1,521,120 shares of the Company's issued and outstanding common stock representing 63.8% of the voting common stock. As a result of the Agreement including the new share purchase, CannaPharmaRX now holds 10,421,120 shares of common stock representing 91.5% of the voting stock. Mr. Cutler also conveyed 100,000 shares to R. Green for services.

The following table sets forth information with respect to the beneficial ownership of the Company's outstanding common stock by:

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         Each person who is known by the Company to be the  beneficial  owner of five percent (5%) or more of the Company's common stock:

                     NUMBER OF     PERCENT      NUMBER
      NAME          SHARES HELD   OF CLASS    OF SHARES
       OF             BEFORE       BEFORE     HELD AFTER   PERCENT OF CLASS
     HOLDER          AGREEMENT   AGREEMENT(1) AGREEMENT   AFTER AGREEMENT (2)
------------------- ------------ ------------ ----------  -------------------
David J. Cutler      1,521,120      63.8%         0               0

CannaPharmaRX, Inc.          0        0%      10,421,120        91.5%
-------------------------------
(1)  At May 10, 2014, the Company had 2,384,407 shares outstanding.
(2) Based on 11,384,407 shares of common stock deemed issued and outstanding on May 12, 2014.

RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934 GOVERNS THE DETERMINATION OF BENEFICIAL OWNERSHIP OF SECURITIES. THAT RULE PROVIDES THAT A BENEFICIAL OWNER OF A SECURITY INCLUDES ANY PERSON WHO DIRECTLY OR INDIRECTLY HAS OR SHARES VOTING POWER AND/OR INVESTMENT POWER WITH RESPECT TO SUCH SECURITY. RULE 13D-3 ALSO PROVIDES THAT A BENEFICIAL OWNER OF A SECURITY INCLUDES ANY PERSON WHO HAS THE RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP OF SUCH SECURITY WITHIN SIXTY DAYS, INCLUDING THROUGH THE EXERCISE OF ANY OPTION, WARRANT OR CONVERSION OF A SECURITY. ANY SECURITIES NOT OUTSTANDING WHICH ARE SUBJECT TO SUCH OPTIONS, WARRANTS OR CONVERSION PRIVILEGES ARE DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OF OUTSTANDING SECURITIES OF THE CLASS OWNED BY SUCH PERSON. THOSE SECURITIES ARE NOT DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OF THE CLASS OWNED BY ANY OTHER PERSON. INCLUDED IN THIS TABLE ARE ONLY THOSE DERIVATIVE SECURITIES WITH EXERCISE PRICES THAT THE COMPANY BELIEVES HAVE A REASONABLE LIKELIHOOD OF BEING "IN THE MONEY" WITHIN THE NEXT SIXTY DAYS.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

As a result of the transaction, David Cutler resigned as the Company's Chief Executive Officer and Chief Financial Officer, effective May 9, 2014. David Cutler and Redgie Green have resigned as directors, effective ten days after a mailing of Notice to Shareholders on Form 14F-1.

Concurrent with the resignations listed above, the Board appointed Gerry Crocker as Chief Executive Officer and Gary Herick as Chief Financial Officer and Controller. Gary Herick and Gary Cohen were also appointed to the Board of Directors, effective May 9, 2014.

The biographies of each are as follows:

GERRY CROCKER, CHIEF EXECUTIVE OFFICER AS OF MAY 9, 2014

Mr. Crocker, age 57, served as CEO of Community Specialty Pharmacy Network, Inc. from May 2010 until January 2013. From October 2007 through April 2010, Mr. Crocker served as CEO of CARE Pharmacies, Inc. From August 2002 until October 2007, Mr. Crocker worked with Cardinal Health, Inc. first as Vice President of Retail National Accounts, then Vice President of Retail Sales East Group and as Vice President of Retail and Alternate Care Northeast Area. Mr. Crocker attended the Northern Michigan University where he obtained a BS in Administration in 1980.

GARY HERICK, CHIEF FINANCIAL OFFICER, CONTROLLER AND DIRECTOR AS OF MAY 9, 2014

Mr. Herick, age 50, has been a licensed Securities Representative since 1985, involved in different aspects of the business including: IPO's, Retail Accounts, Investment Advisory Accounts, Commodities, Alternative Investments and Venture Capital Funding. He currently serves as Vice President of Finance, Secretary and a Director of Hinto Energy, Inc. since 2011. From 2001 to 2005, he handled accounts as a Registered Investment Advisor specializing in Alternative
Investments   and  Stock  Analysis  for  managed   accounts  with  Herick  Asset
Management. Mr. Herick was formerly a licensed representative with Cap West Securities until 2011 when he became inactive in the securities industry as a representative.

Mr. Herick enhances the Board of Directors with not only his securities background, but also provides the Board with his knowledge and experience in venture capital.

GARY COHEN, DIRECTOR AS OF MAY 9, 2014

Mr. Cohen, age 54, is a healthcare business executive with over 30 years of experience in Pharmacy and Pharmacy related organizations including: Retail & Chain Pharmacy Management, Healthcare Publishing, Pharmacy Continuing Education, and Certification Boards. His most recent position was Publisher of Specialty Pharma Journal, a journal servicing the Specialty Pharmacy Channel. He is currently serving as acting Executive Director for the Specialty Pharmacy Certification Board (since 2012), and is the CEO and one of the Founders of the National Association of Specialty Pharmacy (NASPRx.org). Prior to Specialty Pharma Journal, he was CEO of Synergy Healthcare Communications from 1999 to 2005, a full service Managed Markets Communications Agency. He also launched Pharmacy Powerx-Pak, a Pharmacy Education provider. He is a graduate of the Arnold & Marie Schwartz College of Pharmacy of Long Island University in 1981 and is currently licensed to practice pharmacy in the State of Florida.

Mr. Cohen enhances the Board of Directors with not only his healthcare background, but also provides the Board with his knowledge and experience in pharmacy related organizations.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS.
-------------------------

The Company  intends to implement a business plan that is dedicated to advancing
endocannabinoid  science,   research,   discovery,  and  the  manufacturing  and
distribution of pharmaceutical grade medications.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

          (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                          DESCRIPTION
----------------------- --------------------------------------------------------
      10.1                Share Purchase Agreement dated May 9, 2014


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            GOLDEN DRAGON HOLDING CO.




                                            By: /s/ Gerry Crocker
                                            ---------------------------------
                                            Gerry Crocker, CEO

                                            Date: May 15, 2014



































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